UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 27, 2008

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street
Watertown, Massachusetts 02472
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 28, 2008, Acusphere, Inc. (the “Company”) announced that on October 27, 2008 it had received a letter from The Nasdaq Stock Market LLC (“NASDAQ”) stating that, effective at the open of business on Wednesday, October 29, 2008, the listing of the Company’s common stock will be transferred from the Nasdaq Global Market to the Nasdaq Capital Market.  This listing transfer is part of the Company’s plan of compliance as presented to the Nasdaq Hearings Panel in September 2008 in connection with the Company’s appeal of the Nasdaq Global Market delisting notice it received on July 14, 2008.  As previously announced, the Company fails to meet NASDAQ’s minimum bid price requirement of $1.00 pursuant to Marketplace Rule 4450(a)(5) and NASDAQ’s $10.0 million minimum stockholders’ equity requirement pursuant to Marketplace Rule 4450(a)(3) for continued listing on the Nasdaq Global Market. Once Acusphere’s common stock is transferred to the Nasdaq Capital Market, it will have until December 31, 2008 to show at least $2.5 million in stockholders’ equity or demonstrate compliance with one of the alternative listing criteria, including $35.0 million in market value of listed securities for a minimum of ten consecutive trading days.  Acusphere has until April 17, 2009 to evidence a closing bid price of $1.00 or more for a minimum of ten consecutive trading days.  If Acusphere does not satisfy these requirements within these periods of time, its common stock may be delisted from NASDAQ.

The Company’s common stock will continue to trade under the symbol “ACUS.” NASDAQ operates both the Nasdaq Global Market and the Nasdaq Capital Market. All companies listed on the Nasdaq Capital Market must meet certain financial requirements and adhere to similar corporate governance standards as companies listed on the Nasdaq Global Market.

Item 7.01               Regulation FD Disclosure.

On October 28, 2008,  the Company issued a press release announcing that effective at the open of business on Wednesday, October 29, 2008, the listing of the Company’s common stock will be transferred from the Nasdaq Global Market to the Nasdaq Capital Market. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 28, 2008, of Acusphere, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: October 28, 2008	By:	/s/ Lawrence A. Gyenes
		Name:	Lawrence A. Gyenes
		Title:	Senior Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 28, 2008, of Acusphere, Inc.